EARNINGS PER UNIT AND CASH DISTRIBUTIONS	6 Months Ended
Jun. 30, 2016
Earnings Per Share [Abstract]
EARNINGS PER UNIT AND CASH DISTRIBUTIONS
EARNINGS PER UNIT AND CASH DISTRIBUTIONS

The calculations of basic and diluted earnings per unit are presented below:

	Three months ended June 30,		Six months ended June 30,
(in thousands of $, except per unit data)	2016	2015	2016	2015
Net income attributable to general partner and limited partner interests	27,982	41,028	44,733	72,286
Less: distributions paid (1)	(38,190)	(38,533)	(76,380)	(77,086)
Under (over) distributed earnings	(10,208)	2,495	(31,647)	(4,800)
Net income attributable to:
Common unitholders	25,269	27,757	39,532	49,270

Weighted average units outstanding (basic and diluted) (in thousands):
Common unitholders	45,304	45,663	45,218	45,663

Earnings per unit (basic and diluted):
Common unitholders	$0.56	$0.61	$0.87	$1.08

Cash distributions declared and paid in the period per unit(2):	$0.58	$0.58	$1.16	$1.16
Subsequent event: Cash distributions declared and paid per unit relating to the period(3):	$0.58	$0.58	$0.58	$0.58
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(1) Refers to distributions made or to be made in relation to the period, irrespective of the declaration and payment dates, and is based on the number of units outstanding at the period end date. This includes cash distributions to IDR holders for the three months ended June 30, 2016 and 2015 of $2.2 million and $2.2 million, respectively, and for the six months ended June 30, 2016 and 2015 of $4.3 million and $4.4 million, respectively.

(2) Refers to cash distribution declared and paid during the period.

(3) Refers to cash distribution declared and paid subsequent to the period end.

As of June 30, 2016, of our total number of units outstanding, 70% were held by the public and the remaining units were held by Golar (including the general partner units representing a 2% interest).